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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 May 16, 2000
                               -----------------


                                 STAPLES, INC.
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   0-17586              04-2896127
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       (State or other             (Commission          (IRS Employer
       jurisdiction of             File Number)       Identification No.)
       incorporation)


       Five Hundred Staples Drive, Framingham, Massachusetts      01702
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     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (508) 253-5000
                                                           --------------


                                Not Applicable
                        ------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

         On May 16, 2000, Staples, Inc. issued two press releases announcing the financial results of the Staples Retail and Delivery and Staples.com divisions for the fiscal quarter ended April 29, 2000. Attached hereto as
Exhibit 99.1 are the consolidated financial results of Staples, Inc. for the fiscal quarter ended April 29, 2000. Attached hereto as Exhibit 99.2 and
Exhibit 99.3 are the combined financial results of Staples Retail and Delivery and Staples.com, respectively, for the fiscal quarter ended April 29, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 19, 2000                 STAPLES, INC.



                                    By:/s/ John J. Mahoney
                                       ----------------------------
                                       John J. Mahoney
                                       Executive Vice President
                                       and Chief Financial Officer